Annual Fund Operating Expenses (dei_DocumentInformationDocumentAxis, (WF VT Opportunity Fund), Class 2)	0 Months Ended
Aug. 29, 2011
(WF VT Opportunity Fund) | Class 2
Operating Expenses:
Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.12%
Fee Waivers	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver	1.01% [1]

[1]	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.00%. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.